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                         BRINSON ENHANCED S&P 500 FUND
                       BRINSON ENHANCED NASDAQ-100 FUND

 Supplement to the Statement of Additional Information dated November 5, 2001

                                                                  April 8, 2002

Dear Investor,

This is a supplement to the Statement of Additional Information of the funds listed above. The purpose of this supplement is to notify you of (1) changes to the trust and fund names, (2) changes to the name of the company that serves as the funds' investment advisor, administrator and principal underwriter, and (3) changes to the funds' investment policies to comply with a new rule of the Securities and Exchange Commission .

     1.  Trust and Fund Name Changes.

         . Effective April 8, 2002, Brinson Securities Trust, of which Brinson
           Enhanced S&P 500 Fund and Brinson Enhanced NASDAQ-100 Fund are series, has changed its name to:

                            "UBS Securities Trust"

         . Effective April 8, 2002, Brinson Enhanced S&P 500 Fund has changed its name to:

                       "UBS Enhanced S&P 500 Fund"

         . Effective April 8, 2002, Brinson Enhanced Nasdaq-100 Fund has changed its name to:

                        "UBS Enhanced Nasdaq-100 Fund"

         . Under "Prior Names" on page 42, the following is added as the first sentence:

          "Prior to April 8, 2002, the Trust was known as Brinson Securities Trust and the fund names were Brinson Enhanced S&P 500 Fund and Brinson Enhanced Nasdaq-100 Fund."

     2.  Investment Advisor, Administrator and Principal Underwriter Name
         Change.

         Effective April 8, 2002, Brinson Advisors, Inc., the funds' investment advisor, administrator and principal underwriter has changed its name to "UBS Global Asset Management (US) Inc." References to "Brinson Advisors, Inc." are replaced with "UBS Global Asset Management (US) Inc." References to "Brinson Advisors" are replaced with "UBS Global AM."

     3.  Investment Policy Change.

         The Trust's board approved modifications to the funds' investment policies as a result of a new rule promulgated by the Securities and Exchange Commission. This rule generally requires a fund with a name suggesting that it focuses on a particular type of investment (e.g. a fund calling
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         itself ABC Stock Fund, the XYZ Bond Fund, or the QRS U.S. Government
         Fund) to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in the type of investment suggested by its name. The changes to the funds' investment policies take effect on April 8, 2002. These changes are not expected to materially affect portfolio management of either fund.

         Enhanced S&P 500 Fund

           . Replace the first two sentences of the fifth paragraph on page 2 in the section entitled "The Funds and Their Investment Policies" with the following:

               Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the S&P 500 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

               The fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets:" "(plus the amount of any borrowing for investment purposes)."

               The fund has adopted these changes as "non-fundamental" policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

         Enhanced Nasdaq-100 Fund

           . Replace the first two sentences of the second paragraph on page 3 in the section entitled "The Funds and Their Investment Policies" with the following:

               Under normal circumstances, the fund invests at least 80% of its net assets in common stocks issued by companies represented in the Nasdaq-100 Index. The fund may invest up to 20% of its net assets in cash or money market instruments, although it expects these investments will represent a much smaller portion of its net assets under normal circumstances.

               The fund will interpret these new policies as if the following phrase appeared immediately after the words "net assets:" "(plus the amount of any borrowing for investment purposes)."

               The fund has adopted these changes as "non-fundamental" policies. This means that these investment policies may be changed by the fund's board without shareholder approval. However, the fund has also adopted a policy to provide their shareholders with at least 60 days' prior written notice of any change to its 80% investment policy.

                                                                 Item No. ZS-139
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                  BRINSON FINANCIAL SERVICES GROWTH FUND INC.
                             BRINSON STRATEGY FUND
                         BRINSON ENHANCED S&P 500 FUND
                        BRINSON ENHANCED NASDAQ-100 FUND
                           BRINSON S&P 500 INDEX FUND
                        BRINSON TACTICAL ALLOCATION FUND
                     PAINEWEBBER PACE SELECT ADVISORS TRUST

             Supplement to the Statements of Additional Information
                             dated November 5, 2001


                                                               February 11, 2002

Dear Investor,

     This is a supplement to the Statements of Additional Information of the Funds listed above. The purpose of the supplement is to notify you of the following additional front-end sales charge waiver (in the section "Reduced Sales Charges, Additional Exchange and Redemption Information and Other Services") for Class A shares if you:

     o Acquire shares in connection with shares purchased by Brinson Advisors or any affiliate on behalf of a discretionary advisory client.



                                                                 Item No. ZS-122